                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 1999, with respect to the consolidated financial statements of I.I.T. Holding, Inc., included in the registration statement on Form S-1 and related prospectus of USINTERNETWORKING, INC. dated December 21, 1999.

                                                  /s/ Ernst & Young LLP


Baltimore, Maryland
December 16, 1999